UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 304-5050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on December 29, 2021, Lawson Products, Inc., a Delaware corporation (“Lawson”), entered into:

•

an Agreement and Plan of Merger (the “TestEquity Merger Agreement”) by and among (i) LKCM TE Investors, LLC, a Delaware limited liability company (the “TestEquity Equityholder”), (ii) TestEquity Acquisition, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the TestEquity Equityholder (“TestEquity”), (iii) Lawson and (iv) Tide Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Lawson (“Merger Sub 1”), pursuant to the terms and subject to the conditions of which Merger Sub 1 will merge with and into TestEquity, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson (the “TestEquity Merger”); and

•

an Agreement and Plan of Merger (the “Gexpro Services Merger Agreement” and, together with the TestEquity Merger Agreement, the “Merger Agreements”) by and among (i) 301 HW Opus Investors, LLC, a Delaware limited liability company (the “Gexpro Services Stockholder”), (ii) 301 HW Opus Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Gexpro Services Stockholder (“Gexpro Services”), (iii) Lawson and (iv) Gulf Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Lawson (“Merger Sub 2”), pursuant to the terms and subject to the conditions of which Merger Sub 2 will merge with and into Gexpro Services, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson (the “Gexpro Services Merger” and, together with the TestEquity Merger, the “Mergers”).

In connection with the Mergers, Lawson filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A, dated February 10, 2022 (the “Definitive Proxy Statement”).

Lawson believes that no additional disclosure is required to supplement the Definitive Proxy Statement under applicable law. However, in order to provide additional information to Lawson’s stockholders, Lawson is providing certain supplemental disclosures to the Definitive Proxy Statement as set forth below. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein.

Supplemental Disclosures

The following information supplements the Definitive Proxy Statement and should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. All page references are to pages in the Definitive Proxy Statement, and terms used below have the meanings set forth in the Definitive Proxy Statement, unless otherwise defined herein. New text within amended and restated language from the Definitive Proxy Statement is highlighted with bold underlined text and removed language within amended and restated language from the Definitive Proxy Statement is indicated by ~~strikethrough text~~. All text within new paragraphs added to the Definitive Proxy Statement is highlighted with bold underlined text.

The disclosure under the heading “Questions and Answers — Q: Who is entitled to vote at the Lawson special meeting?” on page 6 of the Definitive Proxy Statement is hereby amended and restated as follows:

A: The Lawson board of directors has fixed the close of business on February 8, 2022 as the record date for the Lawson special meeting. Only holders of record of shares of Lawson common stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the Lawson special meeting via the Lawson special meeting website. As of the record date, there were ~~9,363,093~~ 9,115,584 shares of Lawson common stock outstanding. Attendance at the Lawson special meeting via the Lawson special meeting website is not required to vote. Instructions on how to vote your shares without virtually attending the Lawson special meeting are provided in this proxy statement.

The disclosure under the heading “Summary — Stockholder Litigation Relating to the Transactions” beginning on page 30 of the Definitive Proxy Statement and the disclosure under the heading “The Transactions — Stockholder Litigation Relating to the Transactions” beginning on page 116 of the Definitive Proxy Statement are each hereby amended and restated as follows:

On January 25, 2022, a lawsuit entitled Shiva Stein v. Lawson Products, Inc. et al., Case No. 1:22-cv-00639, was filed in the United States District Court for the Southern District of New York against Lawson and the members of the Lawson board of directors (the “Stein Action”). On January 27, 2022, a lawsuit entitled Matthew Hopkins v. Lawson Products, Inc. et al, Case No. 1:22-cv-00724, was filed in the United States District Court for the Southern District of New York against Lawson and the members of the Lawson board of directors (the “Hopkins Action”). On February 7, 2022, a lawsuit entitled Ema Bell v. Lawson Products, Inc. et al, Case No. 1:22-cv-01056, was filed in the United States District Court for the Southern District of New York against Lawson, the members of the Lawson board of directors, the TestEquity Equityholder, TestEquity, Merger Sub 1, the Gexpro Services Stockholder, Gexpro Services and Merger Sub 2 (the “Bell Action”). On February 11, 2022, a lawsuit entitled John Yurco v. Lawson Products, Inc. et al., Case No. 1:22-cv-01201, was filed in the United States District Court for the Southern District of New York against Lawson and the members of the Lawson board of directors (the “Yurco Action”). On February 24, 2022, the Yurco Action was voluntarily dismissed by the plaintiff. On March 3, 2022, a lawsuit entitled Katherine Finger v. Lawson Products, Inc. et al., Case No. 1:22-cv-00287, was filed in the United States District Court for the District of Delaware against Lawson and the members of the Lawson board of directors (the “Finger Action”). On March 5, 2022, a lawsuit entitled John Kelly v. Lawson Products, Inc. et al., Case No. 1:22-cv-01894, was filed in the United States District Court for the Southern District of New York against Lawson and the members of the Lawson board of directors (the “Kelly Action”). On March 7, 2022, a lawsuit entitled Lewis D. Baker v. Lawson Products, Inc. et al., Case No. 2:22-cv-00842, was filed in the United States District Court for the Eastern District of Pennsylvania against Lawson and the members of the Lawson board of directors (the “Baker Action”). The Stein Action, the Hopkins Action, ~~and~~ the Bell Action, the Finger Action, the Kelly Action and the Baker Action are collectively referred to as the “Actions.” The Actions allege that the defendants violated Sections 14(a) (and Rule 14a-9 promulgated thereunder) and 20(a) of the Exchange Act by, among other things, omitting certain allegedly material information with respect to the Transactions in the preliminary proxy statement filed by Lawson on January 14, 2022. The Bell Action also alleges that the members of the Lawson board of directors breached their fiduciary duties in connection with the Transactions and that Lawson aided and abetted the members of its board of directors in such breach. The Actions seek, among other things, injunctive relief, money damages and the costs of the Actions, including reasonable attorneys’ and experts’ fees.

Lawson and the members of its board of directors disagree with and intend to vigorously defend against the Actions. If the Actions are not resolved favorably on a timely basis, the Actions could delay consummation of the Transactions and result in additional costs to Lawson, including costs associated with the indemnification of directors. Additional plaintiffs may file lawsuits against Lawson and/or its directors and officers in connection with the Transactions.

In addition, on February 2, 2022, February 14, 2022 and February 15, 2022, ~~a~~ purported Lawson stockholders made ~~a~~ demands pursuant to Section 220 of the DGCL to inspect certain books and records of Lawson (collectively, the “Books and Records Demands”). One stated purpose of the Books and Records Demands is to investigate questions of director disinterestedness and independence and the possibility of wrongdoing, mismanagement and/or material non-disclosure related to the Special Committee’s and the Lawson board of directors’ approval of the Transactions. Lawson and the members of its board of directors disagree with and intend to vigorously defend against any claim, if asserted, arising from the Books and Records Demands.

The second paragraph under the heading “Summary — Special Meeting of Lawson Stockholders — Record Date and Outstanding Shares of Lawson Common Stock” on page 31 of the Definitive Proxy Statement is hereby amended and restated as follows:

As of the close of business on the record date, there were ~~9,363,093~~ 9,115,584 shares of Lawson common stock outstanding and entitled to vote at the Lawson special meeting. Each share of Lawson common stock is entitled to one vote on each proposal.

The first paragraph under the heading “Risk Factors — Risk Factors Relating to the Transactions — Completion of the Transactions will result in the issuance of a significant number of additional shares of Lawson common stock, which could have a negative effect on the price of Lawson common stock.” on page 39 of the Definitive Proxy Statement is hereby amended and restated as follows:

The Transactions will result in the issuance of an aggregate of up to 12,000,000 shares of Lawson common stock in connection with the Transactions. The shares of Lawson common stock to be issued in the Transactions will represent (1) an approximately ~~110%~~ 113% increase from the ~~9,363,093~~ 9,115,584 shares of Lawson common stock outstanding as of the record date for the Lawson special meeting (assuming the issuance of only the minimum aggregate number of shares of Lawson common stock issuable in the Mergers) and (2) an approximately ~~128%~~ 132% increase from the ~~9,363,093~~ 9,115,584 shares of Lawson common stock outstanding as of the record date for the Lawson special meeting (assuming the issuance of the maximum aggregate number of shares of Lawson common stock issuable in the Mergers, including the full issuance of the maximum earnout shares potentially issuable). The issuance of such a significant number of shares of Lawson common stock could have a negative effect on the market price of Lawson common stock. Such downward pressure could also encourage short sales by certain investors, which could place further downward pressure on the market price of Lawson common stock.

The disclosure under the heading “Risk Factors — Risk Factors Relating to the Transactions — As a result of the issuance of Lawson common stock in the Transactions, existing stockholders will experience substantial dilution of their ownership percentage and voting power (except that entities affiliated with LKCM and Mr. King will, on a collective basis, significantly increase their beneficial ownership and voting percentage of outstanding Lawson common stock).” on page 40 of the Definitive Proxy Statement is hereby amended and restated as follows:

If the Transactions are completed and Lawson issues shares of Lawson common stock in the Transactions, existing stockholders will experience substantial dilution of their ownership percentage and voting power (except that entities affiliated with LKCM and Mr. King will, on a collective basis, significantly increase their beneficial ownership and voting percentage of outstanding Lawson common stock). As of February 8, 2022, the record date for the Lawson special meeting, there were ~~9,363,093~~ 9,115,584 shares of Lawson common stock outstanding. After giving pro forma effect to the issuance of shares of Lawson common stock in connection with the Transactions, and assuming that no other shares are issued, the shares of Lawson common stock outstanding as of the record date will constitute (1) approximately ~~47.6%~~ 46.9% of the outstanding shares of Lawson common stock immediately after the closing of the Transactions (assuming the issuance of only the minimum aggregate number of shares of Lawson common stock issuable in connection with the Mergers) and (2) approximately ~~43.8%~~ 43.2% of the outstanding shares of Lawson common stock immediately after the closing of the Transactions (assuming the issuance of the maximum aggregate number of shares of Lawson common stock issuable in connection with the Mergers, including the full issuance of the maximum earnout shares potentially issuable).

Under the heading “The Lawson Special Meeting — Record Date and Outstanding Shares of Lawson Common Stock,” the first paragraph on page 57 of the Definitive Proxy Statement is hereby amended and restated as follows:

As of the close of business on the record date, there were ~~9,363,093~~ 9,115,584 shares of Lawson common stock outstanding and entitled to vote at the Lawson special meeting. Each share of common stock is entitled to one vote on each proposal.

Under the heading “The Transactions — Background of the Transactions,” a new paragraph immediately before the first full paragraph on page 68 of the Definitive Proxy Statement is hereby added as follows:

On March 3, 2021, Brad Wallace, Chairman of GS Operating, LLC (a wholly owned subsidiary of Gexpro Services) (“GS Operating”) and a partner of Headwater, sent a letter on behalf of GS Operating and its affiliates to the Lawson board of directors expressing interest in opening discussions regarding a potential business combination between Lawson and Gexpro Services. The letter also indicated that a mutual non-disclosure agreement would need to be agreed upon and executed to continue discussions.

Under the heading “The Transactions — Background of the Transactions,” a new paragraph immediately following the first full paragraph on page 68 of the Definitive Proxy Statement is hereby added as follows:

On March 22, 2021, Lawson and GS Operating entered into a Confidentiality Agreement (the “Gexpro Services Confidentiality Agreement”). The Gexpro Services Confidentiality Agreement contained customary mutual confidentiality provisions, including provisions requiring each party not to disclose confidential evaluation material provided by the other party (subject to customary exceptions) and limiting each party’s use of confidential evaluation material provided by the other party to solely evaluating and negotiating a possible strategic transaction involving the parties. The Gexpro Services Confidentiality Agreement did not contain a standstill provision and therefore did not contain a “don’t ask, don’t waive” provision.

Under the heading “The Transactions — Background of the Transactions,” the first sentence of the fourth full paragraph on page 68 of the Definitive Proxy Statement is hereby amended and restated as follows:

On May 16, 2021, Mr. King, on behalf of Headwater, sent a letter to Mr. Hillman, a member of the Special Committee, which letter was shared with the other members of the Special Committee, expressing Headwater’s interest in pursuing a combination of Lawson with two distribution companies owned by Headwater and its affiliates, with Headwater and its affiliates receiving shares of Lawson common stock in exchange for the contribution of the two companies.

Under the heading “The Transactions — Background of the Transactions,” a new paragraph immediately following the fifth full paragraph on page 68 of the Definitive Proxy Statement is hereby added as follows:

Also on May 17, 2021, Lawson and TestEquity Acquisition Holdings, Inc. entered into a Confidentiality Agreement (the “TestEquity Confidentiality Agreement”). The TestEquity Confidentiality Agreement contained customary mutual confidentiality provisions, including provisions requiring each party not to disclose confidential evaluation material provided by the other party (subject to customary exceptions) and limiting each party’s use of confidential evaluation material provided by the other party to solely evaluating and negotiating a possible strategic transaction involving the parties. The TestEquity Confidentiality Agreement did not contain a standstill provision and therefore did not contain a “don’t ask, don’t waive” provision. Furthermore, Lawson was not party to any confidentiality agreement containing a standstill provision (or related “don’t ask, don’t waive” provision) with any other counterparty during the time period from January 1, 2021 until the date of execution of the Merger Agreements.

Under the heading “The Transactions — Background of the Transactions,” the first sentence of the second full paragraph on page 69 of the Definitive Proxy Statement is hereby amended and restated as follows:

On May 27, 2021, a representative ~~Mr. King, on behalf~~ of Headwater~~,~~ sent a second letter to the Special Committee, addressed to the attention of Mr. Hillman, a member of the Special Committee, which letter was shared with the other members of the Special Committee, that included materials describing a proposed combination of Lawson with TestEquity and Gexpro Services, with Headwater and its affiliates receiving shares of Lawson common stock in exchange for the contribution of the equity of TestEquity and Gexpro Services.

Under the heading “The Transactions — Background of the Transactions,” the third full paragraph on page 69 of the Definitive Proxy Statement is hereby amended and restated as follows:

On May 31, 2021, the Special Committee held a meeting via videoconference. Representatives from Lawson management, Jenner and the Consultant also attended the meeting. At this meeting, the Special Committee discussed the proposed terms of the potential engagement of Cowen by the Special Committee as its financial advisor with respect to the potential transactions, and the scope of Cowen’s anticipated financial advisory services. The Special Committee discussed the engagement of ~~determined to engage~~ Cowen as the Special Committee’s independent financial advisor in connection with its evaluation of the potential transactions based on, among other things, Cowen’s reputation and experience, and thereafter engaged Cowen as the Special Committee’s financial advisor. In connection with such engagement, Cowen informed the Special Committee that it had no ~~provided information regarding its~~ material relationships with LKCM, Lawson, TestEquity or Gexpro Services ~~and certain of its affiliates~~ during the preceding two-year period~~, which the Special Committee determined would not adversely impact the ability of Cowen to provide impartial financial advice in connection with the potential transactions~~.

Under the heading “The Transactions — Background of the Transactions,” the sixth paragraph on page 70 of the Definitive Proxy Statement is hereby amended and restated as follows:

On June 30, 2021, representatives of TestEquity management and Gexpro Services management made presentations to the members of the Special Committee, members of Lawson management ~~and a director of Lawson~~ and representatives of Cowen and Piper regarding TestEquity’s and Gexpro Services’ respective businesses operations, financial results, and financial condition. Later that evening, various of the attendees from the day’s meeting continued their discussions at a dinner event.

Under the heading “The Transactions — Background of the Transactions,” a new paragraph immediately following the seventh paragraph on page 70 of the Definitive Proxy Statement is hereby added as follows:

On July 7, 2021, Lawson entered into a Consulting Services Agreement, dated as of July 7, 2021 (the “Zamarripa Consulting Services Agreement”), with the Strategic Advisor (as defined below). The Zamarripa Consulting Services Agreement provided that, from time to time as requested by the Special Committee, the Strategic Advisor agreed to consult with the Special Committee and provide the Special Committee with advice and assistance relating to the evaluation of one or more strategic transactions and that the Zamarripa Consulting Services Agreement would have a term of six months. The Zamarripa Consulting Services Agreement noted that the Strategic Advisor is experienced in and provides consulting services associated with industrial distribution. The Zamarripa Consulting Services Agreement provided that, in consideration for the services to be performed by the Strategic Advisor, Lawson would pay the Strategic Advisor a consulting fee of $40,000, payable in four monthly installments of $10,000 each following the execution of the Zamarripa Consulting Services Agreement. Thereafter, on January 7, 2022, Lawson entered into an Amendment to Consulting Services Agreement, dated as of January 7, 2022 (the “Zamarripa Amendment”), with the Strategic Advisor pursuant to which, among other things, the term of the Strategic Advisor’s engagement was extended until March 31, 2022 and Lawson agreed to pay the Strategic Advisor in consideration for the services to be performed by the Strategic Advisor an additional consulting fee of $20,000, payable in two monthly installments of $10,000 each following the execution of the Zamarripa Amendment.

Under the heading “The Transactions — Background of the Transactions,” the second full paragraph on page 76 of the Definitive Proxy Statement is hereby amended and restated as follows:

During the week of November 8, 2021, Lawson management communicated to the owners of the unrelated third party ~~business~~ that Lawson had been contemplating acquiring that Lawson was no longer interested in pursuing such potential acquisition in light of various finding by Lawson in connection with its due diligence review of this potential acquisition target.

The second sentence of the third paragraph under the heading “The Transactions — Opinions of the Financial Advisor to the Special Committee — Financial Analyses — Selected Publicly Traded Companies Analyses — TestEquity” beginning on page 94 of the Definitive Proxy Statement is hereby amended and restated as follows:

Based on these observed multiples and Cowen’s professional judgment, Cowen then applied selected ranges of calendar year 2021 and calendar year 2022 estimated adjusted EBITDA multiples derived from the Selected Companies of 11.5x to 13.5x and 9.7x to 11.7x, respectively, to the calendar year 2021 and calendar year 2022 estimated EBITDA of TestEquity based on the TestEquity Forecasts.

The last sentence of the first paragraph under the heading “The Transactions — Opinions of the Financial Advisor to the Special Committee — Financial Analyses — Selected Publicly Traded Companies Analyses — Gexpro Services” on page 95 of the Definitive Proxy Statement is hereby amended and restated as follows:

Based on these observed multiples and Cowen’s professional judgment, Cowen then applied to the calendar year 2021 and calendar year 2022 estimated EBITDA of Gexpro Services based on the Gexpro Services Forecasts the same selected ranges of calendar year 2021 and calendar year 2022 estimated adjusted EBITDA multiples derived from the Selected Companies as described above under the section entitled “—Selected Publicly Traded Companies Analyses—TestEquity.”

The sixth sentence of the first paragraph under the heading “The Transactions — Opinions of the Financial Advisor to the Special Committee — Financial Analyses — Selected Publicly Traded Companies Analyses — Lawson” beginning on page 95 of the Definitive Proxy Statement is hereby amended and restated as follows:

Based on these observed multiples and Cowen’s professional judgment, Cowen then applied to the calendar year 2021 and calendar year 2022 estimated adjusted EBITDA of Lawson based on the Lawson Forecasts the same selected ranges of calendar year 2021 and calendar year 2022 estimated adjusted EBITDA multiples derived from the Selected Companies as described above under the section entitled “—Selected Publicly Traded Companies Analyses—TestEquity.”

The second and third sentences of the first paragraph under the heading “The Transactions — Opinions of the Financial Advisor to the Special Committee — Financial Analyses — Discounted Cash Flow Analyses — TestEquity” on page 96 of the Definitive Proxy Statement are hereby amended and restated as follows:

Cowen calculated implied terminal values for TestEquity by applying to TestEquity’s fiscal year 2025 estimated EBITDA a selected range of terminal EBITDA multiples of 10.0x to 12.0x, which range was selected based on Cowen’s professional judgment and taking into account, among other things, the calendar year 2022 estimated adjusted EBITDA multiples derived from the Selected Companies as described above under the section entitled “—Selected Publicly Traded Companies Analyses—TestEquity.” The present values (as of December 31, 2021) of the cash flows and terminal values were then calculated using a selected range of discount rates of 8.75% to 10.75% derived from a weighted average cost of capital calculation.

The second and third sentences of the first paragraph under the heading “The Transactions — Opinions of the Financial Advisor to the Special Committee — Financial Analyses — Discounted Cash Flow Analyses — Gexpro Services” on page 96 of the Definitive Proxy Statement are hereby amended and restated as follows:

Cowen calculated implied terminal values for Gexpro Services by applying to Gexpro Services’ fiscal year 2025 estimated EBITDA a selected range of terminal EBITDA multiples of 10.0x to 12.0x, which range was selected based on Cowen’s professional judgment and taking into account, among other things, the calendar year 2022 estimated adjusted EBITDA multiples derived from the Selected Companies as described above under the section entitled “—Selected Publicly Traded Companies Analyses—TestEquity.” The present values (as of December 31, 2021) of the cash flows and terminal values were then calculated using a selected range of discount rates of 8.75% to 10.75% derived from a weighted average cost of capital calculation.

The third and fourth sentences of the first paragraph under the heading “The Transactions — Opinions of the Financial Advisor to the Special Committee — Financial Analyses — Discounted Cash Flow Analyses — Lawson” on page 97 of the Definitive Proxy Statement are hereby amended and restated as follows:

Cowen calculated implied terminal values for Lawson by applying to Lawson’s fiscal year 2025 estimated EBITDA a selected range of terminal EBITDA multiples of 10.0x to 12.0x, which range was selected based on Cowen’s professional judgment and taking into account, among other things, the calendar year 2022 estimated adjusted EBITDA multiples derived from the Selected Companies as described above under the section entitled “—Selected Publicly Traded Companies Analyses—TestEquity.” The present values (as of December 31, 2021) of the cash flows and terminal values were then calculated using a selected range of discount rates of 7.5% to 9.5% derived from a weighted average cost of capital calculation.

Under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management,” a new sentence at the end of the first paragraph of footnote (1) on page 238 of the Definitive Proxy Statement is hereby added as follows:

J. Bryan King is the son of J. Luther King, Jr.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Lawson can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and Lawson cautions readers not to place undue reliance on such statements, which speak only as of the date made. Lawson undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise, unless otherwise required by law. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with Lawson’s business are also discussed from time to time in the reports Lawson files with the SEC, including Lawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Lawson’s Quarterly Reports on Form 10-Q and Lawson’s Current Reports on Form 8-K. In addition, the following factors, among others, could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements:

•	the possibility that the Mergers will not be consummated, and the possibility of delays in consummating the Mergers;

•

the possibility that the closing conditions set forth in either of the Merger Agreements will not be satisfied, including among others receipt of Lawson stockholder approvals and receipt of proceeds of debt financing in an amount sufficient for the payment of certain payoff indebtedness, transaction expenses and other fees and expenses in connection with the Mergers;

•	unanticipated difficulties or expenditures relating to the Mergers;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreements;

•

the risk that stockholder litigation in connection with the Mergers may prevent or delay the consummation of the Mergers and/or result in significant costs of defense, indemnification and liability; and

•	any problems arising in combining the businesses of Lawson, TestEquity and Gexpro Services, which may result in the combined company not operating as effectively and efficiently as expected.

Additional Information and Where to Find It

In connection with (i) the proposed transactions between Lawson, TestEquity and the TestEquity Equityholder, including the proposed merger of TestEquity with a subsidiary of Lawson, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the TestEquity Equityholder in connection therewith, and (ii) the proposed transactions between Lawson, Gexpro Services and the Gexpro Services Stockholder, including the proposed merger of Gexpro Services with a subsidiary of Lawson, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the Gexpro Services Stockholder in connection therewith, Lawson has filed relevant materials, including a definitive proxy statement on Schedule 14A for its special meeting in connection with the proposed transactions, with the SEC. LAWSON STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ALL DOCUMENTS INCORPORATED BY REFERENCE THEREIN) BECAUSE THEY CONTAIN IMPORTANT INFORMATION. LAWSON STOCKHOLDERS ARE ALSO URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of the definitive proxy statement and other relevant documents filed by Lawson with the SEC from the SEC’s website at www.sec.gov. In addition, the definitive proxy statement and other relevant documents filed by Lawson with the SEC may also be obtained free of charge from the Investor Relations section of Lawson’s website at www.lawsonproducts.com/company-info/investor-relations, or by contacting Lawson’s Investor Relations Department by email at Investors@lawsonproducts.com.

Participants in the Solicitation

Lawson and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lawson’s stockholders in connection with the proposed transactions. Information about Lawson’s directors and executive officers and their direct and indirect interests in Lawson, by security holdings or otherwise, is included in Lawson’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 24, 2022, in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021, in its definitive proxy statement for its special meeting in connection with the proposed transactions, which was filed with the SEC on February 10, 2022, and in other documents filed by Lawson with the SEC. To the extent holdings of Lawson’s securities by such participants are not reported in, or have changed since the amounts disclosed in, the proxy statement for Lawson’s special meeting in connection with the proposed transactions, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and/or Statements of Changes in Beneficial Ownership on Form 4 subsequently filed with the SEC. Additional information regarding Lawson’s directors and executive officers, including their interests in the proposed transactions, is contained in the definitive proxy statement for its special meeting in connection with the proposed transactions. These documents may be obtained free of charge using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: March 8, 2022	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer